UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 West Washington Street
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 8.01.	Other Events.

On January 27, 2023, Morningstar, Inc. entered into a (i) Termination Agreement (the “Termination Agreement”) with Morningstar Japan K.K. (“MJKK”), and (ii) a Tender Offer Agreement (the “Tender Offer Agreement”) with SBI Global Asset Management Co., Ltd. (“SBI”). Each of Morningstar, Inc. and SBI is a shareholder in MJKK, with Morningstar, Inc. owning approximately 20% of the common stock of MJKK and SBI owning approximately 40% of the common stock of MJKK. MJKK is listed on the Prime Market of the Tokyo Stock Exchange under the securities code 4765.

Pursuant to the Termination Agreement, Morningstar, Inc. and MJKK agreed to terminate that certain License Agreement, dated as of April 8, 1998 (the “License Agreement”), between Morningstar, Inc. and MJKK, and for MJKK to cease use of the Morningstar brand licensed thereunder. As consideration for the termination of the License Agreement, Morningstar, Inc. agreed to pay MJKK 8 billion Japanese yen (approximately $60 million).

As part of such consideration, pursuant to the Tender Offer Agreement, SBI agreed to launch a tender offer for the purpose of acquiring 10,000,000 shares of MJKK held by Morningstar, Inc., and Morningstar, Inc. agreed to tender 10,000,000 of its shares in MJKK. Morningstar, Inc. intends to apply the proceeds from the tender offer to the consideration for the termination of the License Agreement.

The tender offer is expected to close on February 28, 2023, and the License Agreement is expected to be terminated on March 30, 2023.

Morningstar, Inc. intends to further develop its global and independent research, ratings, data, software, indexes, asset management services, and other products for the Japanese market by taking advantage of the Morningstar brand through Ibbotson Associates Japan, Inc., a Morningstar subsidiary currently operating in Japan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: January 31, 2023	By:	/s/ Jason Dubinsky
	Name:	Jason Dubinsky
	Title:	Chief Financial Officer

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